UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NIMBLE STORAGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of
NIMBLE STORAGE, INC.
To Be Held On:
July 25, 2016 at 9:00 a.m.
at the offices of Fenwick & West LLP located at
801 California Street, Mountian View, California 94041
COMPANY NUMBER
JOHN SMITH
1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before July 15, 2016.
Please visit http://www.astproxyportal.com/ast/18702, where the following materials are available for view:
Notice of Annual Meeting of Stockholders
Proxy Statement
Form of Electronic Proxy Card
Annual Report on Form 10-K
TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
IN PERSON: You may vote your shares in person by attending the Annual Meeting. MAIL: You may request a card by following the instructions above.
1. To elect the Class III Directors 2. To approve, on a non-binding advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement.
NOMINEES: Frank Calderoni
Jerry M. Kennelly 3. To approve, on a non-binding advisory basis, the frequency of future advisory William J. Schroeder votes on the compensation of our named executive officers.
4. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2017.
5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Please note that you cannot use this notice to vote by mail.

NIMBLE ANNUAL MEETING STORAGE, OF STOCKHOLDERS INC. OF July 25, 2016 PROXY VOTING INSTRUCTIONS
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM Eastern Time the day before the meeting. COMPANY NUMBER
MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. ACCOUNT NUMBER IN PERSON—You may vote your shares in person by attending the Annual Meeting.
GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18702
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.
20330403000000000000 5 072516
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS,
“FOR” PROPOSALS 2 AND 4 AND FOR “ONE YEAR” ON PROPOSAL 3. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1. To elect the Class III Directors 2. To approve, on a non-binding advisory basis, the compensation FOR AGAINST ABSTAIN paid to our named executive officers as disclosed in the proxy NOMINEES: statement.
FOR ALL NOMINEES O O Frank Jerry M. Calderoni Kennelly 3. To approve, on a non-binding advisory basis, the 1 Year 2 Years 3 Years ABSTAIN WITHHOLD AUTHORITY O William J. Schroeder frequency of future advisory votes on the compensation of FOR ALL NOMINEES our named executive officers.
(See FOR ALL instructions EXCEPT below) FOR AGAINST ABSTAIN
4. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2017.
5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” In their discretion, the proxies are authorized to vote upon such other business as and fill in the circle next to each nominee you wish to withhold, as shown here: may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1, “FOR” Proposals 2 and 4 and FOR “ONE YEAR” on Proposal 3.
JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038
To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please title as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full